*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
Exhibit 10.2
AMENDMENT TO THE MINIMUM PREMIUM
FINANCIAL AGREEMENT,
AS AMENDED AND RESTATED EFFECTIVE JANUARY 1, 2005,
BY AND BETWEEN
ADMINISTAFF OF TEXAS, INC.,
AND
UNITED HEALTHCARE INSURANCE COMPANY
     THIS AMENDMENT TO THE MINIMUM PREMIUM FINANCIAL AGREEMENT, as amended and restated effective January 1, 2005, (the “MP Financial Agreement”) is entered into as of July 2, 2007, by and between Administaff of Texas, Inc., a Texas corporation, and United Healthcare Insurance Company, a Connecticut corporation (this “Amendment”).
RECITALS
     WHEREAS, on or about June 25, 2002, the Employer and the Company executed the Minimum Premium Financial Agreement effective January 1, 2002 (“Original Agreement”), and on or about December 3, 2004, the Employer and the Company executed an amendment to the Original Agreement; and
     WHEREAS, effective January 1, 2005, the Employer and the Company executed the MP Financial Agreement to amend and restate the Original Agreement (terms capitalized in this Amendment not for grammatical reasons and not otherwise defined in this Amendment shall have the meanings ascribed to them in the MP Financial Agreement); and
     WHEREAS, the Employer and the Company now wish to further amend the MP Financial Agreement pursuant to the terms of this Amendment effective January 1, 2008, unless otherwise stated herein.
     NOW, THEREFORE, in consideration of the following mutual covenants and promises, the parties agree as follows:
ARTICLE I
     Section 1.1 ***. Section 4 of Exhibit A to the MP Financial Agreement is revised to add a new section 4.c., effective May 10, 2007:
In consideration for the changes reflected in this Amendment and the contemporaneous Amendment to the Minimum Premium Administrative Services Agreement, the parties acknowledge that (i) the *** for the Arrangement Month of May 2007 in the amount of $3.26 million and (ii) such amount shall be taken into consideration for the purposes of determining any future actions, if any, which may be necessary to manage the Redetermined Accumulated Surplus in accordance with Exhibit A to the MP Financial Agreement, and (iii) such amount shall not be recognized as Policy Revenue.
     Section 1.2. Entire Agreement, Amendment and Waiver. Section 10.f of the MP Financial Agreement is hereby amended and restated in its entirety to read, effective May [10], 2007:
     Absent extraordinary and unforeseen circumstances, neither party shall seek, with respect to the 2008, 2009 and 2010 Arrangement Years, an amendment or modification to the Agreement, the MP Administrative Services Agreement relating to ***; and provided, further, that the Company’s rights under section 5(a) of the Agreement shall be suspended with respect to changes for the 2008, 2009 and 2010 Arrangement Years (except with regard to a modification consistent with a change in actual premium tax expense).
     Section 1.3. Management of the Redeteimined Accumulated Surplus/Deficit. Sections 6.b and 6.c of Exhibit A of the MP Financial Agreement are hereby amended and restated in their entirety to read, effective for Quarterly or Annual Reviews of Arrangement Quarters beginning on or after January 1, 2007:
b.	If, as part of a Quarterly Review or Annual Review, the Company determines that the Redetermined Accumulated Surplus for the Preceding Quarter exceeds $9 million, then commencing 15 days after such determination, the Company shall waive the Employer’s then current obligation to fund the Claims Account, if any, in an amount equal to the Redetermined Accumulated Surplus amount less $9 million. Any Claims Account funding waived by the Company under this subparagraph 6.b. shall not be recognized as Policy Revenue (e.g., as Health Benefits Paid from the Claims Account or otherwise) but the claims funded by such waiver shall be included as Incurred Claims.

The parties acknowledge that the Company waived Additional Quarterly Premium due in 2007 with respect to the first Arrangement Quarter of 2007 in the amount of $2,000,000.00 and (i) such amount shall be taken into consideration for the purposes of determining any further actions, if any, which may be necessary to manage the Redetermined Accumulated Surplus (initially calculated as of June 30, 2007) in accordance with Exhibit A to the MP Financial Agreement, and (ii) such amount shall not be recognized as Policy Revenue.

c.	If, as part of a Quarterly Review or Annual Review, the Company determines that the Redetermined Accumulated Surplus for a Preceding Quarter is less than $9 million or a Redetermined Accumulated Deficit exists, then the Employer shall, within 15 days of the redetermination pay to the Company an amount equal to the difference between $9 million and either (A) the Redetermined Accumulated Surplus amount as of the redetermination date or (B) the Redetermined Accumulated Deficit amount (expressed as a negative value) as of the redetermination date, as applicable. Such payment shall be treated as additional Policy Revenue for purposes of this Exhibit A.
     Section 1.4. Non-MP Policies. Exhibit B to the MP Financial Agreement is hereby amended and restated in its entirety to read, effective May 1, 2007:

Exhibit B – Non-MP Policies
     The insurance policies, HMO contracts and similar arrangements on the following list are considered “Non-MP Policies” for purposes of the Agreement. Such list shall be deemed modified by the Current Policy List provided by the Company as part of the Quarterly Review, unless the Employer objects within 30 calendar days of receipt.

Policy		Effective	Termination
#	Policyholder	Date	Date
247936	***	1/1/2002
247974	***	1/1/2002	5/28/2003
247977	***	1/1/2002	3/1/2002
247989	***	1/1/2002	5/27/2003
247996	***	1/1/2002	9/1/2002
248003	***	1/1/2002	3/1/2003
248006	***	1/1/2002	1/22/2002
248026	***	1/1/2002	11/19/2005
248030	***	1/1/2002	1/1/2007
248035	***	1/1/2002	1/1/2002
248041	***	1/1/2002	2/1/2004
248056	***	1/1/2002	1/11/2002
248063	***	1/1/2002	1/1/2004
248110	***	1/1/2002	1/1/2007
248128	***	1/1/2002	1/1/2006
248131	***	1/1/2002	10/1/2003
248133	***	1/1/2002	9/1/2005
248135	***	1/1/2002	2/22/2002
248144	***	1/1/2002	8/15/2003
248151	***	1/1/2002	8/1/2002
248163	***	1/1/2002	1/1/2002
248165	***	1/1/2002	7/1/2002
248180	***	1/1/2002	6/1/2002
248197	***	1/1/2002	11/1/2002
248208	***	1/1/2002	6/16/2002
248241	***	1/1/2002	1/1/2005
248263	***	1/1/2002	11/22/2002
248271	***	1/1/2002
248291	***	1/1/2002	3/4/2003
248306	***	1/1/2002	5/1/2003
248314	***	1/1/2002	9/4/2002
248324	***	1/1/2002
248325	***	1/1/2002	5/31/2002
248339	***	1/1/2002	9/8/2003
248346	***	1/1/2002
248352	***	1/1/2002	3/30/2002
248370	***	1/1/2002	6/1/2002
248371	***	1/1/2002	4/28/2002

Policy		Effective	Termination
#	Policyholder	Date	Date
248372	***	1/1/2002
248373	***	1/1/2002	2/25/2002
248374	***	1/1/2002
248375	***	1/1/2002
248376	***	1/1/2002	11/1/2002
248379	***	1/1/2002	5/31/2002
248382	***	1/1/2002	12/21/2005
248384	***	1/1/2002	1/1/2005
248388	***	1/1/2002	3/19/2005
248390	***	1/1/2002	6/26/2002
248396	***	1/1/2002	4/15/2003
248399	***	1/1/2002	1/1/2005
248404	***	1/1/2002	7/1/2002
248405	***	1/1/2002
248407	***	1/1/2002	12/2/2002
248408	***	1/1/2002
248409	***	1/1/2002
248410	***	1/1/2002	7/1/2002
248411	***	1/1/2002
248412	***	1/1/2002	3/1/2002
248413	***	1/1/2002	6/1/2003
248414	***	1/1/2002
248415	***	1/1/2002
248416	***	1/1/2002	1/1/2005
248417	***	1/1/2002	6/12/2003
248418	***	1/1/2002
248421	***	1/1/2002	6/1/2002
248429	***	1/1/2002
248433	***	1/1/2002	1/1/2002
248442	***	1/1/2002
248457	***	1/1/2002	1/1/2003
248463	***	1/1/2002	10/26/2002
248466	***	1/1/2002	2/1/2005
248473	***	1/1/2002
248474	***	1/1/2002	6/15/2002
248478	***	1/1/2002	8/8/2002
248480	***	1/1/2002
248486	***	1/1/2002	10/1/2005
248494	***	1/1/2002	4/1/2003
248495	***	1/1/2002	7/1/2002
248497	***	1/1/2002
248501	***	1/1/2002	10/1/2005
248516	***	1/1/2002	1/1/2003
248519	***	1/1/2002
248521	***	1/1/2002	1/1/2003

Policy		Effective	Termination
#	Policyholder	Date	Date
248524	***	1/1/2002	10/16/2002
248528	***	1/1/2002
248532	***	1/1/2002	2/1/2003
250136	***	1/1/2002	7/1/2002
250197	***	1/7/2002	7/1/2003
250201	***	1/1/2002
250656	***	1/1/2002	6/1/2003
250657	***	1/1/2002	1/1/2003
250658	***	2/1/2002
250659	***	2/1/2002	2/1/2004
250660	***	1/1/2002	2/16/2005
250669	***	2/15/2002	12/9/2002
252657	***	3/1/2002
252926	***	3/1/2002	6/1/2002
253683	***	3/4/2002	3/18/2002
253774	***	3/1/2002	2/19/2003
253775	***	3/1/2002
253778	***	2/27/2002	8/28/2002
254553	***	4/1/2002	5/21/2002
254678	***	4/1/2002	5/31/2002
254741	***	4/1/2002	4/1/2006
255675	***	4/1/2002	10/9/2002
255701	***	4/1/2002	8/3/2005
255709	***	4/1/2002	4/1/2002
256410	***	2/4/2002	2/4/2002
256498	***	2/4/2002	8/12/2002
256505	***	4/1/2002	1/2/2004
257668	***	4/15/2002	5/2/2003
261873	***	6/1/2002	10/1/2004
262606	***	7/1/2002	1/1/2003
262614	***	6/1/2002
262616	***	6/1/2002	7/1/2004
262666	***	6/1/2002	3/6/2003
263961	***	6/7/2002	8/1/2002
264562	***	7/1/2002	10/22/2004
264565	***	7/1/2002
266459	***	7/28/2002	5/3/2004
266473	***	7/28/2002	9/3/2006
267825	***	9/1/2002	3/3/2004
268747	***	9/1/2002	1/15/2004
271606	***	10/1/2002	1/1/2003
272924	***	11/1/2002	5/1/2003
273651	***	10/16/2002	8/1/2006
274488	***	11/20/2002	1/1/2003
277124	***	1/1/2003	1/1/2005

Policy		Effective	Termination
#	Policyholder	Date	Date
278257	***	12/1/2002	11/29/2004
279171	***	1/1/2003	7/1/2003
279197	***	1/6/2003	2/12/2004
279225	***	12/15/2002	4/1/2003
281742	***	1/1/2003	1/1/2006
282005	***	1/1/2003	12/1/2003
282007	***	1/1/2003
282062	***	1/6/2003	3/1/2004
286373	***	2/1/2003
288802	***	3/1/2003	3/1/2004
303058	***	7/1/2003
303075	***	5/1/2003
303083	***	5/1/2003	6/1/2005
310924	***	5/22/2003
311776	***	8/11/2003	8/16/2005
314764	***	7/1/2003	10/1/2004
314770	***	7/1/2003	11/16/2005
315038	***	7/1/2003	4/1/2004
326974	***	9/1/2003	8/16/2004
334639	***	9/14/2003
338429	***	10/1/2003	8/1/2005
345349	***	9/1/2003	9/6/2006
348740	***	10/1/2003	3/1/2004
348746	***	10/1/2003	2/18/2004
353316	***	11/1/2003	11/1/2004
369064	***	1/1/2004	12/1/2005
378384	***	1/1/2004	1/1/2004
389529	***	1/1/2004	6/1/2005
391528	***	3/1/2004	10/1/2005
395396	***	3/1/2004	10/1/2004
399283	***	2/16/2004	6/12/2004
400182	***	2/16/2004	3/18/2005
400899	***	2/19/2004	5/5/2004
420189	***	5/3/2004	5/1/2005
421616	***	6/1/2004
426244	***	2/1/2004	9/28/2004
428344	***	7/1/2004	9/4/2005
429009	***	5/12/2004	5/12/2004
429057	***	5/12/2004	5/12/2004
430384	***	7/1/2004
433257	***	6/13/2004	10/15/2004
433886	***	6/21/2004	10/1/2004
436305	***	7/15/2004	11/1/2004
445040	***	9/5/2004	11/1/2006
456752	***	10/1/2004	9/28/2005
461332	***	11/1/2004	5/1/2005

Policy		Effective	Termination
#	Policyholder	Date	Date
462865	***	11/2/2004	2/17/2005
464334	***	1/1/2005
467310	***	1/1/2005
468171	***	1/1/2005	3/1/2005
469055	***	12/20/2004	11/21/2005
469086	***	1/1/2005	1/1/2005
469115	***	1/1/2005	8/1/2006
469117	***	1/1/2005
472227	***	1/1/2005	7/7/2005
473377	***	1/3/2005	6/24/2005
473385	***	1/28/2005
474789	***	1/29/2005	1/1/2006
475654	***	1/30/2005
475961	***	1/31/2005
476007	***	2/1/2005	11/1/2005
476271	***	2/2/2005	7/1/2005
478946	***	1/1/2005
478950	***	1/1/2005
481120	***	3/1/2005
481138	***	3/1/2005	9/1/2006
482143	***	4/1/2005
485156	***	4/1/2005	4/7/2006
485726	***	4/16/2005	6/10/2006
488018	***	5/9/2005	12/1/2005
490568	***	6/1/2005	11/4/2006
492332	***	6/6/2005	9/1/2005
492601	***	7/1/2005	7/1/2006
494007	***	7/1/2005	7/1/2006
495680	***	7/15/2005	8/1/2006
496820	***	8/1/2005
499842	***	9/1/2005	12/1/2005
502882	***	9/1/2005
505860	***	10/1/2005
506464	***	10/1/2005	1/1/2007
506578	***	10/16/2005
507063	***	10/16/2005
507115	***	10/16/2005
507408	***	10/1/2005
507509	***	5/1/2005	1/1/2006
507823	***	11/1/2005
508107	***	11/1/2005
509757	***	12/1/2005
510325	***	12/1/2005	12/1/2005
510608	***	12/1/2005	12/1/2005
511462	***	12/1/2005
515539	***	1/1/2006

Policy		Effective	Termination
#	Policyholder	Date	Date
516080	***	1/1/2006
516355	***	1/1/2006
516359	***	1/1/2006
516372	***	12/1/2005
516376	***	12/1/2005
516459	***	1/1/2006	8/16/2006
516460	***	1/1/2006
516463	***	1/1/2006
516606	***	1/1/2006
516690	***	1/1/2006
516696	***	1/1/2006
516730	***	1/1/2006	1/20/2007
516733	***	1/1/2006	1/20/2007
516919	***	1/1/2006
517265	***	1/1/2006
517267	***	1/1/2006
517272	***	1/1/2006	10/1/2006
517314	***	1/1/2006	6/16/2006
517398	***	1/1/2006
517475	***	1/1/2006	4/19/2006
517480	***	1/1/2006	1/20/2007
517515	***	1/1/2006
517605	***	1/28/2006	1/28/2007
517617	***	1/23/2006
517871	***	1/1/2006
517876	***	2/1/2006	12/1/2006
518177	***	2/1/2006
518187	***	2/1/2006	1/25/2007
518189	***	2/1/2006	1/25/2007
518266	***	1/9/2006	2/26/2007
518271	***	1/1/2006
518459	***	2/1/2006
518507	***	11/28/2005	11/28/2005
518632	***	2/1/2006	12/1/2006
520851	***	1/28/2006
520857	***	1/28/2006
520959	***	2/1/2006	8/23/2006
521502	***	3/1/2006
521538	***	4/1/2006
521543	***	4/1/2006
522179	***	2/1/2006	5/9/2006
522217	***	3/1/2006
523129	***	3/1/2006
525060	***	4/1/2006
525064	***	4/1/2006
525406	***	4/1/2006

Policy		Effective	Termination
#	Policyholder	Date	Date
525632	***	4/26/2006
525956	***	4/1/2006
526514	***	3/1/2006
527434	***	4/28/2006
527515	***	4/28/2006
528767	***	1/25/2006
528870	***	4/1/2006	7/7/2006
528883	***	6/1/2006
529102	***	5/17/2006	10/1/2006
529253	***	4/16/2006
530009	***	5/1/2006
530927	***	6/1/2006
532376	***	6/1/2006
532719	***	7/1/2006
532727	***	7/1/2006
533813	***	7/1/2006
533818	***	7/1/2006
534014	***	7/1/2006
534026	***	5/28/2006
534331	***	7/1/2006	1/16/2007
534336	***	7/1/2006	1/16/2007
535663	***	7/1/2006	10/1/2006
536206	***	8/1/2006	8/19/2006
536926	***	8/6/2006
538492	***	8/1/2006
538925	***	8/7/2006
539879	***	9/1/2006
540257	***	7/24/2006	7/24/2006
542302	***	8/28/2006	1/1/2007
542608	***	9/1/2006
542986	***	10/1/2006	1/27/2007
543149	***	7/28/2006
543770	***	9/9/2006
544043	***	9/23/2006
544697	***	10/1/2006
545056	***	9/25/2006	1/6/2007
545333	***	9/11/2006	9/11/2006
545886	***	11/1/2006	2/20/2007
545891	***	11/1/2006
545901	***	11/1/2006
546303	***	9/25/2006
546591	***	11/1/2006
546881	***	11/1/2006
546885	***	10/14/2006
547606	***	11/1/2006
547607	***	11/1/2006

Policy		Effective	Termination
#	Policyholder	Date	Date
548027	***	12/1/2006	3/10/2007
548039	***	10/1/2006	12/21/2006
548056	***	12/1/2006
549262	***	1/1/2007
549993	***	12/1/2006
550439	***	1/1/2007
550588	***	12/1/2006
551508	***	12/4/2006	12/21/2006
552481	***	1/1/2007
552561	***	1/1/2007
552953	***	1/1/2007
553575	***	1/1/2007
556151	***	12/20/2006
556153	***	12/24/2006
556155	***	1/1/2007	2/14/2007
556157	***	1/1/2007	2/14/2007
556161	***	1/1/2007
556163	***	1/1/2007	2/14/2007
557712	***	1/1/2007
559103	***	2/1/2007
559109	***	1/1/2007	1/1/2007
559124	***	1/1/2007	1/2/2007
567965	***	2/26/2007
569809	***	4/1/2007
569825	***	4/1/2007
570491	***	4/1/2007
250579	***	1/16/2002	5/1/2002
250671	***	1/22/2002	3/4/2002
251016	***	1/13/2002	3/1/2005
256129	***	3/1/2002	7/1/2002
256904	***	1/1/2002	6/1/2002
256960	***	3/20/2002	6/1/2002
257422	***	3/26/2002	6/1/2002
257424	***	4/9/2002	4/9/2002
259230	***	4/2/2002	11/1/2002
259740	***	4/14/2002	7/9/2002
260298	***	4/2/2002	8/2/2002
260303	***	4/16/2002	7/16/2002
263976	***	4/3/2002	6/26/2002
265506	***	6/20/2002	3/24/2003
265510	***	6/1/2002	11/1/2002
265515	***	6/1/2002	9/21/2002
265560	***	6/1/2002	10/12/2002
268687	***	7/1/2002	7/1/2002
268689	***	8/8/2002	11/1/2002
268694	***	7/24/2002	11/24/2002

Policy		Effective	Termination
#	Policyholder	Date	Date
269888	***	8/1/2002	8/1/2002
269896	***	8/1/2002	8/1/2002
269898	***	8/1/2002	8/1/2002
269899	***	7/18/2002	11/17/2002
274864	***	10/15/2002	4/15/2003
274873	***	10/16/2002	1/13/2003
274875	***	10/16/2002	12/1/2002
274880	***	10/16/2002	11/16/2002
274914	***	10/16/2002	11/16/2002
275044	***	9/12/2002	11/30/2002
280221	***	12/1/2002	3/1/2003
280224	***	11/1/2002	2/1/2003
280225	***	1/1/2003	7/1/2003
280327	***	12/4/2002	6/4/2004
281701	***	1/1/2003	10/3/2003
282549	***	12/10/2002	2/10/2004
283649	***	11/20/2002	1/20/2004
286556	***	12/27/2002	9/1/2003
288804	***	1/21/2003	1/21/2005
293814	***	2/1/2003	5/27/2003
293891	***	2/27/2003	2/1/2003
310933	***	5/1/2003	11/1/2003
315060	***	6/12/2003	7/1/2003
315099	***	6/12/2003	0/1/2003
315132	***	6/2/2003	0/1/2003
343286	***	8/21/2003	12/17/2003
355898	***	9/15/2003	3/15/2005
360528	***	9/1/2003	2/1/2004
373490	***	11/11/2003	12/11/2004
375159	***	12/3/2003	3/1/2005
386745	***	2/1/2004	3/1/2005
388711	***	11/26/2003	1/1/2004
390767	***	2/1/2004	3/1/2005
390903	***	2/6/2004	3/1/2005
390937	***	1/7/2004	3/1/2005
397824	***	3/3/2004	8/1/2005
397852	***	3/3/2004	8/1/2005
397859	***	3/3/2004	12/4/2004
397876	***	3/3/2004	7/1/2005
397881	***	3/3/2004	5/4/2004
398067	***	3/3/2004	5/4/2005
398089	***	3/15/2004	7/1/2005
398122	***	3/3/2004	8/1/2005
398159	***	3/3/2004	9/1/2004
401392	***	3/1/2004	4/1/2004
406144	***	2/19/2004	6/6/2004

Policy		Effective	Termination
#	Policyholder	Date	Date
421429	***	4/16/2004	7/1/2004
421796	***	5/6/2004	3/1/2005
428137	***	5/11/2004	6/1/2004
442733	***	7/13/2004	10/4/2004
452935	***	8/13/2004	3/1/2005
454038	***	9/8/2004	3/1/2005
459689	***	10/2/2004	3/1/2005
462574	***	11/19/2004	3/1/2005
463573	***	11/24/2004	1/3/2005
464871	***	12/1/2004	3/1/2005
465323	***	9/2/2004	7/1/2005

     Section 1.5. Policies, Rates and Factors. Exhibit D to the MP Financial Agreement is hereby amended and restated in its entirety, effective January 1, 2008 to read as follows:

Exhibit D – Policies, Rates and Factors
I.	The definition of “Policy” for purposes of Section 1(s) of the Agreement shall be as follows:
•	Effective January 1, 2008:
o	Policy No. 701648 (Medical ***) (“Policy”)
II.	The “Maximum Monthly Employer Benefit Obligation” shall be the following:
•	Effective January 1, 2008:
o	*** of the Quoted Premium for each Policy
•	Effective January 1, 2009:
o	*** of the Quoted Premium for each Policy
•	Effective January 1, 2010:
o	*** of the Quoted Premium for each Policy
III.	The “MP Premium” shall be the following:
•	Effective January 1, 2008:
o	*** of the Quoted Premium for each Policy
•	Effective January 1, 2009:
o	*** of the Quoted Premium for each Policy
•	Effective January 1, 2010:
o	*** of the Quoted Premium for each Policy
IV.	The “Expense Percentage” shall be the following:
•	Effective January 1, 2008:
o	*** for the Policies and Non-MP Policies
•	Effective January 1, 2009:
o	*** for the Policies and Non-MP Policies

•	Effective January 1, 2010:
o	*** for the Policies and Non-MP Policies
V.	If the Pooling Option is elected by the Employer, the Pooling Charge shall be based on Employees covered under a Policy or Non-MP Policy (“Covered Employees”) and shall be as follows:
•	With respect to the 2005 Arrangement Year,
o	*** per Covered Employee per Arrangement Month.
For example, assuming that the number of covered Employees for each month of 2005 remains constant at 46,871, the annual Pool Charge for the 2005 Arrangement Year would be the product of (i) 46,871 multiplied by *** and (ii) 12 months, which would equal approximately ***.
•	with respect to the 2006 Arrangement year,
o	an amount determined by the Company, but in no event greater than *** per Covered Employee per Arrangement Month.
•	with respect to the 2007 Arrangement year,
o	an amount determined by the Company, but in no event greater than *** per Covered Employee per Arrangement Month.
VI.	The percentages contained in this Exhibit D assume an estimated premium tax expense and assessments of *** . The parties agree to review and revise the percentages described in Exhibit D to maintain profit/risk and administrative charges described in the Letter of Agreement dated April 21, 2007 if the actual incurred premium tax expense and assessments total more or less than *** .

ARTICLE II
COOPERATION
     Section 2.1 Cooperation. The Parties agree to execute such further documents and to take such further actions as may be necessary to implement and carry out the terms and conditions of this Amendment.
ARTICLE III
EFFECTIVE DATE OF AMENDMENT
     Section 3.1 Effective Date. This Amendment shall be effective as of January 1, 2008, unless otherwise stated herein.
[The balance of this page intentionally is left blank. The signature page follows.]

     IN WITNESS WHEREOF, the parties have caused this Amendment to the MP Financial Agreement to be executed as of the date set forth in the preamble.

ADMINISTAFF OF TEXAS, IN		UNITED HEALTHCARE INSURANCE COMPANY

By:	/s/ Richard G. Rawson	By:	/s/ Kenneth A. Burdick

	Authorized Signature		Authorized Signature

Name:	Richard G. Rawson	Name:	Kenneth A. Burdick
Title:	President	Title:	Vice President
Date:	July 2, 2007	Date:	July 2, 2007